UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2014

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 W. Texas Ave, Tower I,

Suite 200

Midland, Texas 79701

(Address of Principal Executive Offices) (Zip Code)

(432) 818-2100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2014, Parsley Energy, Inc. (the “Company”) completed its initial public offering (the “Offering”) of 57,500,000 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), at a price to the public of $18.50 per share ($17.4825 net of underwriting discounts and commissions) pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-195230) (as amended, the “Registration Statement”). The Offering included 7,500,000 additional shares purchased from the Company following the full exercise of the underwriters’ option to purchase additional shares of Class A Common Stock and 7,536,364 shares of Class A Common Stock offered by the selling stockholders named in the Registration Statement. The material terms of the Offering are described in the prospectus, dated May 22, 2014 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 27, 2014.

First Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC

On May 29, 2014, in connection with the Offering, Parsley Energy, LLC (“Parsley LLC”) amended and restated its Limited Liability Company Agreement (the “Parsley LLC Agreement” and as amended, the “A&R Parsley LLC Agreement”). The amendments to the Parsley LLC Agreement, among other things, (i) converted all of the membership interests (including outstanding incentive units) in Parsley LLC into a single class of units in Parsley LLC (“PE Units”) using an implied equity valuation for Parsley LLC prior to the Offering based on the initial public offering price to the public for the Class A Common Stock and the relative levels of ownership in Parsley LLC and (ii) admitted the Company as the sole managing member of Parsley LLC. In accordance with the terms of the A&R Parsley LLC Agreement, the holders of PE Units will generally have the right to exchange their PE Units (and a corresponding number of shares of the Company’s Class B common stock, par value $0.01 (the “Class B Common Stock”), for shares of the Company’s Class A Common Stock at an exchange ratio of one share of Class A Common Stock for each PE Unit (and corresponding share of Class B Common Stock) exchanged, subject to conversion rate adjustments for stock splits, stock dividends and reclassifications.

The foregoing description of the A&R Parsley LLC Agreement is not complete and is qualified in its entirety by reference to the full text of the A&R Parsley LLC Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

PEEH Merger

In connection with the Offering, on May 29, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Parsley Energy Employee Holdings, LLC (“PEEH”). Pursuant to the Merger Agreement, PEEH merged with and into the Company, with the Company surviving the merger, and the members of PEEH received shares of Class A Common Stock in exchange for their membership interests in PEEH.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Registration Rights Agreement

On May 29, 2014, in connection with the closing of the Offering, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain shareholders identified on the signature pages thereto as the Owners (the “Owners”).

Pursuant to the Registration Rights Agreement, at any time after 180 days after the closing of the Offering, subject to the limitations set forth therein, the Owners have the right to require the Company by written notice to prepare and file a registration statement registering the offer and sale of a number of their shares of Class A Common Stock. Following the receipt of such request, the Company is required to promptly provide notice of the request to all other Owners, who may participate in the registration. The Company is required to use all commercially reasonable efforts to maintain the effectiveness of any such registration statement until all shares covered by such registration statement have been sold. Subject to certain exceptions, the Company is not obligated to effect such a registration within 90 days after the closing of any underwritten offering of shares of Common Stock. The Company is also not obligated to effect any registration where such registration has been requested by the holders of Registrable Securities which represent less than 10% of the Registrable Securities then outstanding.

In addition, pursuant to the Registration Rights Agreement, the Owners have the right to require the Company, subject to certain limitations set forth therein, to effect a distribution of any or all of their shares of Class A Common Stock by means of an underwritten offering. Further, subject to certain exceptions, if at any time the Company proposes to register an offering of Class A Common Stock or conduct an underwritten offering, whether or not for its account, then the Company must notify the Owners of such proposal at least five business days before the anticipated filing date or commencement of the underwritten offering, as applicable, to allow them to include a specified number of their shares in that registration statement or underwritten offering, as applicable.

Further, no later than 90 days after the first such date as the Company is eligible to register securities for a continuous and indefinite period of time on Form S-3, the Company shall prepare and file a “shelf” registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the resale by the Owners of their Registrable Securities.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

The obligations to register shares under the Registration Rights Agreement will terminate as to any Owner when the Registrable Securities held by such Owner are no longer subject to any restrictions on trading under the provisions of Rule 144 under the Securities Act, including any volume or manner of sale restrictions. Registrable Securities means all shares of Class A Common Stock owned at any particular point in time by an Owner other than shares (i) sold pursuant to an effective registration statement under the Securities Act, (ii) sold in a transaction pursuant to Rule 144 under the Securities Act, (iii) that have been otherwise transferred, and for which new certificates not bearing a legend restricting further transfer shall have been delivered by the Company and for which subsequent disposition shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) that have ceased to be outstanding.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Tax Receivable Agreement

On May 29, 2014, in connection with the Offering, the Company entered into a Tax Receivable Agreement (the “TRA”) with certain members of Parsley LLC identified therein, including certain of the Company’s executive officers. This agreement generally provides for the payment by the Company of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that the Company actually realizes (or is deemed to realize in certain circumstances) in periods after the Offering as a result of (i) the tax basis increases resulting from the exchange of PE Units for shares of Class A Common Stock (or resulting from a sale of PE Units for cash) and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments the Company makes under the TRA. The term of the TRA commences on May 29, 2014 and continues until all such tax benefits have been utilized or expired, unless the Company exercises its right to terminate the TRA. The payments under the TRA will not be conditioned upon a holder of rights under the TRA having a continued ownership interest in either Parsley LLC or the Company.

If the Company elects to terminate the TRA early, it would be required to make an immediate payment equal to the present value of the anticipated future tax benefits subject to the TRA (based upon certain assumptions and deemed events set forth in the TRA). In addition, payments due under the TRA will be similarly accelerated following certain mergers or other changes of control.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the TRA, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Indemnification Agreements

In connection with the closing of the Offering, the Company entered into Indemnification Agreements (“Indemnification Agreements”) with each of the executive officers and directors of the Company. These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, which are attached as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference

OGX Acquisition

On April 10, 2014, the Company entered into an option agreement with an unrelated third party seller pursuant to which the Company acquired an option to purchase 5,040 gross (4,867 net) acres in its Midland Basin-Core area for total consideration of $133.8 million. On May 30, 2014, (i) the parties entered into the First Amendment to Option Agreement pursuant to which the Company amended the option agreement dated April 10, 2014 (as amended, the “Option Agreement”) and acquired an option to purchase 4,640 gross (4,640 net) acres in its Midland Basin-Core area (the “Optioned Acreage”) for total consideration of $127.6 million, and (ii) the Company exercised its option. On June 4, 2014, the parties entered into a definitive purchase agreement and completed the purchase and sale of the Optioned Acreage.

The preceding summary of the purchase agreement is qualified in its entirety by reference to the full text of the purchase agreement, a copy of which is attached as Exhibit 2.2 to this current report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On May 29, 2014, pursuant to a Master Reorganization Agreement (the “Master Reorganization Agreement”) dated May 2, 2014 by and among the Company, NGP X US Holdings, L.P., a Delaware limited partnership (“NGP”), Parsley LLC, the persons identified on the signature pages thereto as Existing Members (the “Existing Members”) and PEEH and pursuant to the A&R Parsley LLC Agreement, (a) all of the membership interests (including outstanding incentive units) in Parsley LLC held by its existing owners, including NGP and all of the Company’s executive officers (the “Existing Owners”), were converted into PE Units using an implied equity valuation for Parsley LLC prior to the Offering based on the initial public offering price to the public for the Class A Common Stock and the relative levels of ownership in Parsley LLC, (b) certain of the Existing Owners, including NGP, contributed all of their PE Units to the Company in exchange for an equal number of shares of Class A Common Stock, (c) certain of the Existing Owners, including some of the Executive Officers, contributed only a portion of their PE Units to the Company in exchange for an equal number of shares of Class A Common Stock and continued to own a portion of the PE Units following the Offering, (d) pursuant to the Merger Agreement, PEEH merged with and into the Company, with the Company surviving the merger, and the members of PEEH received shares of Class A Common Stock in the merger, (e) the Company issued and contributed 32,145,296 shares Class B Common Stock, and all of the net proceeds of the Offering to Parsley LLC in exchange for 49,963,636 PE Units and (f) Parsley LLC distributed to each of the Existing Owners that continued to own PE Units following the Offering (collectively, the “PE Unit Holders”), one share of the Class B Common Stock, for each PE Unit such PE Unit Holder held following the Offering.

The foregoing transactions were undertaken in reliance upon an exemption from the registration requirements of the Securities Act by Section 4(a)(2) thereof. The foregoing descriptions are qualified in their entirety by reference to the full text of Master Reorganization Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 28, 2014, and the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, each of which is incorporated in this Item 3.02 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the heading “Registration Rights Agreement” and in Item 5.03 hereto is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation

On May 29, 2014, prior to the closing of the Offering, the Company amended and restated its Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on May 29, 2014. A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws

On May 29, 2014, prior to the closing of the Offering, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”). A description of the Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

First Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC

The description of the A&R Parsley LLC Agreement provided above under Item 1.01 is incorporated in this Item 5.03 by reference. A copy of the A&R Parsley LLC Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger

2.2 *	Purchase and Sale Agreement, dated as of June 4, 2014, by and among OGX Production, LP, OGX Operating, LLC and Parsley Energy, L.P.

3.1	Amended and Restated Certificate of Incorporation of Parsley Energy, Inc.

3.2	Amended and Restated Bylaws of Parsley Energy, Inc.

4.1	Registration Rights Agreement

10.1	Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC

10.2	Tax Receivable Agreement

10.3 †	Indemnification Agreement (Bryan Sheffield)

10.4 †	Indemnification Agreement (Ryan Dalton)

10.5 †	Indemnification Agreement (Michael Hinson)

10.6 †	Indemnification Agreement (Matt Gallagher)

10.7 †	Indemnification Agreement (Paul Treadwell)

10.8 †	Indemnification Agreement (Thomas Layman)

10.9 †	Indemnification Agreement (Colin Roberts)

10.10 †	Indemnification Agreement (Chris Carter)

10.11 †	Indemnification Agreement (David Smith)

Exhibit No.	Description

10.12 †	Indemnification Agreement (A.R. Alameddine)

10.13 †	Indemnification Agreement (Randy Newcomer)

†	Compensatory plan or arrangement.
*	Schedules and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel and Secretary

Dated: June 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger

2.2 *	Purchase and Sale Agreement, dated as of June 4, 2014, by and among OGX Production, LP, OGX Operating, LLC and Parsley Energy, L.P.

3.1	Amended and Restated Certificate of Incorporation of Parsley Energy, Inc.

3.2	Amended and Restated Bylaws of Parsley Energy, Inc.

4.1	Registration Rights Agreement

10.1	Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC

10.2	Tax Receivable Agreement

10.3 †	Indemnification Agreement (Bryan Sheffield)

10.4 †	Indemnification Agreement (Ryan Dalton)

10.5 †	Indemnification Agreement (Michael Hinson)

10.6 †	Indemnification Agreement (Matt Gallagher)

10.7 †	Indemnification Agreement (Paul Treadwell)

10.8 †	Indemnification Agreement (Thomas Layman)

10.9 †	Indemnification Agreement (Colin Roberts)

10.10 †	Indemnification Agreement (Chris Carter)

10.11 †	Indemnification Agreement (David Smith)

10.12 †	Indemnification Agreement (A.R. Alameddine)

10.13 †	Indemnification Agreement (Randy Newcomer)

†	Compensatory plan or arrangement.
*	Schedules and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.